Exhibit 99.1

GHS Seismic Day January 23, 2014 TGC Industries, Inc. NASDAQ: TGE

SAFE HARBOR STATEMENT In addition to historical information, this presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: our history of losses and possibility of further losses; the effect of poor operating results on our company; fluctuations in operating results from period to period; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; dependence upon energy industry spending for seismic data acquisition services; the unpredictable nature of forecasting weather; the potential for contract delay or cancellation; the potential for fluctuations in oil and natural gas prices; the impact of litigation; our ability to raise capital and the availability of capital resources; our ability to fully utilize and retain executives; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the seismic data acquisition industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future. Although the Company believes the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. 2

COMPANY OVERVIEW Leading provider of onshore seismic data acquisition services in the U.S. and Canada Over 45 years of experience in seismic data acquisition Founded in 1967 - Public as TGC Industries since 1986 Eagle Canada is a leading provider of seismic data acquisition services to the Canadian energy industry Experienced management team Wayne A. Whitener - President, CEO, Director, 30+ years experience: Director of the Company since 1984; President since 1984; CEO since 1999; COO from 1986 to 1998. Director of Supreme Industries, Inc. since 2008 and Director of Chase Packaging Corp. since 2009. Daniel G. Winn- Executive VP, 25+ years experience: Executive VP of the Company since November 2009; formerly VP and Operations Manager. Previously, Operations Supervisor for Halliburton Geophysical. Robert Wood – President Eagle Canada, 25+ years experience: President of Eagle Canada for 28 years. James Brata – VP, CFO, 25+ years experience: Secretary and Treasurer of the Company since March 2009; CFO since October 2008. Previously, Assistant Corporate Controller for Sport Supply Group in 2007; President of South TX Outfitters from July 2002 to December 2006. Holds a B.S. degree in Accounting, a Master of Business Administration degree and is a Certified Public Accountant. 3

COMPANY OVERVIEW TGC acquires geophysical data using the most advanced three-dimensional (3-D) survey techniques – with both cable and wireless technologies Current capacity: 16 seismic data acquisition crews in U.S. and Canada 9 ARAM systems, 7 Geospace wireless recording systems Total channel count approximately 135,000 (ARAM, Geospace) Field offices strategically located in key customer centers Houston – Midland – Calgary Repair and testing facility in Denison, TX Dedicated safety department with safety personnel at each work location 4

SEISMIC DATA ACQUISITION TGC offers a full range of seismic data acquisition services Permitting Acquire land permits for clients Surveying Eight survey crews equipped with the latest Trimble GPS receivers for accurate and dependable field operations Survey crews deploy source and receiver points and complete ground operations We utilize the latest mapping software Vibroseis Projects Complete array of vibroseis vehicles 73 vibration vehicles, from large all terrain buggies to urban-friendly Enviro-Vibe mini-buggies Equipped with advanced electronics Drilling For Shot-Hole Work TGC has its own fleet of rugged, all-terrain shot-hole drill rigs Saves on third party costs, improves crew availability, equipment quality, crew expertise and productivity All rigs staffed by Tidelands’ employees, with experienced project management and support We maintain continuous quality control systems on all of our crews, improving productivity while enhancing safety and quality standards. 5

SEISMIC DATA ACQUISITION Data Acquisition Experienced crews / Crew managers have at least 20 years experience Seismic crews, comprised of 40 to 80 people, deploy geophysical equipment in field Crews are deployed to diverse environments and terrains in locations throughout the U.S. and Canada We own and operate both vibroseis and shot-hole energy sources We own and operate wireless GSR and cabled Aram-Aries recording systems, each may be used as stand-alone systems or may be combined in the field We help customers reduce finding costs and increase exploration and development productivity. 6

RECORDING SYSTEMS Aram-Aries Cable Telemetry System Specifically designed for mega-channel, high-definition 3D data acquisition Suitable for traditional 2D acquisition Adapts to multiple environments Shot memory protection Channels amplify the analog signal, convert it to digital and transmit the data via cables to a central location Integrates with wireless GSR and GSX systems to enhance projects with special challenges Geospace GSR, GSX (single and multicomponent) Wireless Recording System Single station cable-less telemetry recording systems, with data processed in a separate location Can operate in areas where cable crews cannot Ideal for use in urban areas where surface access is limited and in environmentally-sensitive regions Consistently delivers high-quality data in most any terrain and environment Compact, rugged design provides low visibility and environmentally friendly profile We provide our clients the most modern technologies and the latest proven methods for gathering seismic data. 7

CUSTOMERS AND CONTRACTS Independent and major E&P companies, and multi-client data library firms Loyal client base Approximately 91% of revenue derived from repeat customers through the first 9 months of 2013 Contract mix (through the first 9 months of 2013) Turnkey 92% Contract mix by energy source (through the first 9 months of 2013) Vibroseis – 82% Shot-hole – 18% Backlog as of October 28, 2013 approximately $65 million 8

COMPETITIVE LANDSCAPE Approximately 57 onshore crews currently working in the U.S. and Canada Primary peers / competitors include: Dawson Geophysical -- Global Geophysical CGG -- Geokinetics Steady outlook for oil and natural gas prices Demand for higher resolution images drives larger and more complex seismic surveys, requiring higher density and higher channel counts Increased use of wireless recording equipment Considerable market opportunity for seismic data acquisition services on land in North America 9

TGC’S MAJOR ADVANTAGES TGC utilizes the most advanced equipment available TGC owns and operates one of the largest fleets of Geospace wireless data acquisition units in North America TGC owns and operates one of the most modern fleets of vibroseis vehicles and shot-hole drilling rigs in the industry Over 45 years of experience in seismic data acquisition Highly qualified and experienced management teams Eagle Canada is a premiere seismic operator in the Canadian market in seismic data and mining industries Low cost structure Shot-hole assets reduce third party costs and improve margins 10

GROWTH STRATEGIES Investment in the latest technology More than $100 million invested from 2010 to date Growth in wireless data acquisition Over half of TGC’s current channel capacity is wireless Includes multi-component technology Capability for higher channel counts required to meet customer demand for higher resolution, larger jobs Growth opportunities in new markets and geographic regions, including shale plays, oil sands and mining Selective evaluation of new equipment purchases based upon expected market dynamics and demand for services 11

FINANCIALS 12

REVENUES $ in thousands 2008 2009 2010 2011 2012 9Mos2013 $250,000 $200,000 $150,000 $100,000 $50,000 $0 13 86,770 90,432 108,319 151,029 196,317 115,807

DILUTED EARNINGS PER SHARE -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2008 2009 2010 2011 2012 9Mos2013 $0.32 $0.09 ($0.06) $0.50 $0.72 ($0.07) 14 Per share amounts adjusted to reflect the 5% stock dividends paid in 2008, 2009, 2010, 2012 and 2013.

EBITDA $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2008 2009 2010 2011 2012 9Mos2013 26,366 19,529 15,491 37,379 52,282 18,568 15 EBITDA is a non-GAAP financial measure. For a definition of EBITDA and a reconciliation of EBITDA to our net income (loss), see Slide 19. $ in thousands

FINANCIAL HIGHLIGHTS 2008 2009 2010 2011 2012 9Mos 2013 Revenues 86,770 90,432 108,319 151,029 196,317 115,807 D&A Expense 13,911 14,621 15,344 19,214 25,503 19,110 % of Revenue 16.0% 16.2% 14.2% 12.7% 13.0% 16.5% Income (loss) from Ops 12,455 4,908 148 18,165 26,779 (542) Diluted EPS 0.32 0.09 (0.06) 0.50 0.72 (0.07) EBITDA 26,366 19,529 15,491 37,379 52,282 18,568 EBITDA Margin 30.4% 21.6% 14.3% 24.7% 26.6% 16.0% 16 Per share amounts adjusted to reflect the 5% stock dividends paid in 2008, 2009, 2010, 2012, and 2013. EBITDA is a non-GAAP financial measure. For a definition of EBITDA and a reconciliation of EB ITDA to our net income (loss), see Slide 19. EBITDA Margin is computed by dividing EBITDA by revenues for the period. $ in thousands except EPS and percentages

STRONG CAPITALIZATION 9/30/13 12/31/12 12/31/11 Cash, cash equivalents 21,336 8,614 15,746 Short-term debt 11,617 12,576 7,139 Long-term debt 9,128 16,298 6,956 Shareholders’ equity 75,500 77,986 63,720 Total assets 109,578 142,028 99,881 17 $ in thousands

INVESTMENT CONSIDERATIONS Leading provider of onshore seismic data acquisition services in the U. S. and Canada Canadian operations enhance diversification and growth prospects Optimization of equipment and crews / utilizing the most advanced equipment available Approximately 135,000 recording channels, including 70,000 wireless Flexibility to respond quickly to changes in demand Long-standing, loyal and diverse customer base Low cost structure / strong financial position Over 45 years experience in the industry Experienced management team with over 100 years combined industry experience 18

EBITDA RECONCILIATION EBITDA is a non-GAAP financial measure. We define EBITDA as net income plus interest expense, income taxes, and depreciation and amortization expense. We use EBITDA as a supplemental financial measure to assess: (i) the financial performance of our assets without regard to financing methods, capital structures, taxes, or historical cost basis; (ii) our liquidity and operating performance over time and in relation to other companies that own similar assets and that we believe calculate EBITDA in a manner similar to us; and (iii) the ability of our assets to generate cash sufficient for us to pay potential interest costs. We also understand that such data is used by investors to assess our performance. However, EBITDA is not a measure of operating income, operating performance, or liquidity presented in accordance with generally accepted accounting principles. When assessing our operating performance or our liquidity, investors should not consider this data in isolation or as a substitute for our net income, cash flow from operating activities, or other cash flow data calculated in accordance with generally accepted accounting principles. EBITDA excludes some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, EBITDA as presented above may not be comparable to similarly titled measures of other companies. Further, the results presented by EBITDA cannot be achieved without incurring the costs that the measure excludes: interest expense, income taxes, and depreciation and amortization. 19 The following table reconciles our EBITDA to our net income (loss). 2008 2009 2010 2011 2012 Net Income (loss) $6,898,442 $1,879,619 ($1,222,682) $10,833,215 $15,671,879 ($1,604,244) $11,521,781 Depreciation 13,911,124 14,621,237 15,343,804 19,214,069 25,502,597 19,110,476 18,591,209 Interest Expense 929,656 1,020,681 790,417 784,425 1,222,454 903,667 873,004 Income Tax Expense 4,626,569 2,007,811 579,900 6,547,250 9,885,078 158,537 7,315,971 EBITDA $26,365,791 $19,529,348 $15,491,439 $37,378,959 $52,282,008 $18,568,436 $38,301,965 Twelve Months Ended December 31, 9 Mos Ended Sept. 30, 2013 9 Mos Ended Sept. 30, 2012

TGC Industries, Inc. Thank you for your interest. 20